Exhibit 10.15

NEITHER THIS WARRANT CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES ACT, AND THIS WARRANT CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND THE RESTRICTIONS, TERMS AND CONDITIONS SET FORTH HEREIN.

CHECK-CAP LTD.

ORDINARY SHARES WARRANT CERTIFICATE

To purchase
________ Ordinary Shares (subject to adjustment) of
Check-Cap Ltd. (the "Company")
at a per share price and subject to the terms detailed below
VOID AFTER 17:00 p.m. Israel Standard Time
on the last day of the Warrant Period (as defined below)

THIS IS TO CERTIFY THAT, ____________ (the "Holder"), is entitled to purchase from the Company, an aggregate of up to ________ (as may be adjusted hereunder) Ordinary Shares ("Shares") of the Company, nominal value NIS 0.01 per share (the "Warrant Shares"), at an aggregate purchase price of NIS ________reflecting an exercise price per share of NIS 0.01 (the "Exercise Price"), during the Warrant Period.

This Warrant Certificate (this "Warrant") is issued to the Holder in consideration of its commitment to provide the following services to the Company, if and to the extent requested by the Company, for no consideration: (i) business development services, in such scope and substance as shall be agreed between the Company and the Holder; and (ii) a representative designated by the Holder to serve as the chairman of the Board of Directors of the Company. The Company shall have no obligation to actually retain business development services from the Holder and/or to appoint the Holder's representative as the chairman of the Board of Directors of the Company; provided that if the Company elects not to retain such services and/or appoint the Holder's representative as the chairman of the Board of Directors of the Company, the Holder shall still be entitled to exercise this Warrant in its entirety, subject to the vesting schedule set forth in this Warrant.

1.	EXERCISE OF WARRANT

1.1.
Warrant Period. This Warrant, may be exercised, subject to the terms and conditions hereof, in whole or in part, at one time or from time to time, in accordance with the vesting schedule set forth in Section 1.2 below, during the period commencing on October 14, 2014 (the "Initial Date"), until the earlier of: (i) eight (8) years thereafter (i.e. October 14, 2022) (the "Last Date"); and (ii) the closing of an Exit Event (as defined in Section 5 below); provided that such Exit Event is consummated within 180 days from the Exit Event Notice (each of (i) or (ii), the "Expiry Date"). The period between the Initial Date and the Expiry Date shall be referred to hereinafter as the "Warrant Period."

1.2.
Vesting Schedule. This Warrant shall vest on a quarterly basis in eight installments during a period of 24 months from the Initial Date, such that _____ of the Warrant Shares shall become vested and exercisable on January 14, 2015, and an additional ______ of the Warrant Shares shall become vested and exercisable at the end of each three (3) month period thereafter until 100% of the Warrant Shares are vested and exercisable. Notwithstanding the foregoing, subject to and upon the closing of an initial public offering, reverse merger, private placement, PIPE (private investment in public equity) transaction or any other form of equity financing in the Company, any unvested portion of this Warrant shall become fully vested and exercisable.

1.3.
Exercise for Cash. Subject to the vesting schedule set forth above, this Warrant may be exercised by presentation and surrender thereof to the Company at its principal office or at such other office or agency as it may designate from time to time, accompanied by:

(a)	A duly executed notice of exercise, in the form attached hereto as Schedule 1.3 (the "Exercise Notice"); and

(b)
Payment to the Company, for the account of the Company, of the Exercise Price for the number of Warrant Shares purchased payable in immediately available funds by wire transfer to the Company's bank account. The Exercise Price will be paid in United States Dollars or the equivalent sum in NIS according to the Bank of Israel exchange rate as published upon the date immediately prior to the exercise date.

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1.4.
Exercise on Net Issuance Basis. In lieu of payment to the Company as set forth in Section 1.3 above and subject to the vesting schedule set forth above, the Holder may elect to exercise this Warrant into the number of Warrant Shares calculated pursuant to the formula below, by presentation and surrender thereof to the Company at its principal office or at such other office or agency it may designate from time to time, accompanied by a duly executed notice of exercise, in the form attached hereto as Schedule 1.4 (the "Net Issuance Notice"):

Y*(A - B) X = ----------------- A Where:

X =	the number of Warrant Shares to be issued to the Holder;

Y =	the number of Warrant Shares in respect of which the net issuance election is being made;

A =	the Fair Market Value (as defined below) of one Warrant Share; and

B =	the Exercise Price of one Warrant Share.

For purposes of this Section 1.4, the "Fair Market Value" of one Warrant Share as of a particular date (the "Determination Date") shall be:

(a)
If the net issuance right is exercised in connection with and contingent upon an initial public offering of the Company’s shares, then the initial “price to public” (i.e., before deduction of discounts, commissions or expenses) specified in the final prospectus or registration statement with respect to such offering.

(b)	If the net issuance right is exercised in connection with and contingent upon an Exit Event, the price per Share in such Exit Event.

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(c)	If the net issuance right is not exercised in connection with and contingent upon an initial public offering or an Exit Event, then as follows:

(i)
If the Shares are traded on a securities exchange, the Fair Market Value shall be deemed to be the average of the closing prices of the Shares on such exchange over the fifteen (15) trading days immediately prior to (but not including) the Determination Date;

(ii)
If the Shares are quoted for trading on an over-the-counter system, the Fair Market Value shall be deemed to be the average of the closing bid prices of the Shares over the fifteen (15) trading days immediately prior to (but not including) the Determination Date; and

(iii)	If there is no public market for the Shares, the Fair Market Value of the shares shall be determined in good faith by the Board of Directors of the Company.

1.5.
In the event that, upon the Last Date, the Fair Market Value of one Warrant Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.4 above is greater than the Exercise Price in effect on such date, then, unless otherwise directed in writing by the Holder, this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.4 above with respect to all Warrant Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly deliver a certificate representing such number of Warrant Shares (or such other securities) issued upon such exercise to Holder.

1.6.
Issuance of Warrant Shares. Upon presentation and surrender of this Warrant, accompanied by (a) the duly executed Exercise Notice and the payment of the applicable Exercise Price for the Warrant Shares being purchased pursuant to Section 1.3 above; or (b) the duly executed Net Issuance Notice pursuant to Section 1.4 above, as the case may be, the Company shall promptly (i) issue to the Holder the Warrant Shares to which the Holder is entitled; and (ii) deliver to the Holder the share certificate evidencing such Warrant Shares.

Upon receipt by the Company of this Warrant and the applicable duly executed notice of exercise (and the Exercise Price for the Warrant Shares being purchased, if applicable), together with any other documents and/or approvals that may be required by law, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

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1.7.	Fractional Shares. No fractions of shares shall be issued in connection with the exercise of this Warrant, and the number of shares issued shall be rounded up to the nearest whole number.

1.8.
Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder.

1.9.	Additional Documents. The Holder will sign and deliver any and all documents or approvals required by law, to facilitate the issuance of the Warrant Shares upon exercise of this Warrant.

1.10.
Loss or Destruction of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonable reimbursement of expenses and satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2.	TAXES

2.1.
The Holder acknowledges that the grant of the Warrant, the issuance of the Warrant Shares and the execution and/or performance of this Warrant may have tax consequences to the Holder and that the Company is not able to ensure or represent to the Holder the nature and extent of such tax consequences.

2.2.
The Company shall pay all of the applicable taxes and other charges payable by the Company in connection with the issuance of the Warrant Shares and the preparation and delivery of share certificates in the name of the Holder (such as transfer taxes in respect of the issuance or delivery of Warrant Shares upon exercise of this Warrant), if any, but shall not pay any taxes payable by the Holder by virtue of the holding, issuance, exercise or sale of this Warrant or the Warrant Shares by the Holder.

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3.	RESERVATION OF SHARES; PRESERVATION OF RIGHTS OF HOLDER

3.1.
Reservation of Shares. The Company hereby agrees that, at all times prior to the expiration or exercise of this Warrant, it will maintain and reserve, free from pre-emptive or similar rights, such number of authorized but unissued shares so that this Warrant may be exercised without additional authorization of shares.

3.2.
Preservation of Rights. The Company will not, by amendment of its organizational documents or through reorganization, recapitalization, consolidation, merger, dissolution, transfer of assets, issue or sale of securities or any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations, conditions or terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to fulfill the provisions hereof.

4.	ADJUSTMENT

4.1.	The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time or upon exercise, as follows:

(a)
If the Company at any time or from time to time after the date hereof effects a subdivision of the outstanding Shares or consolidates the outstanding Shares, then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price immediately prior to such event by a fraction:

(i)	the numerator of which shall be the total number of outstanding Shares immediately prior to such event; and

(ii)	the denominator of which shall be the total number of outstanding Shares immediately after such event.

Upon each adjustment of the Exercise Price as provided in this paragraph (a), the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Shares (calculated to the nearest Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

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(b)
If the Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Shares entitled to receive a dividend or other distribution payable in additional Shares, then in each such event the Exercise Price that is then in effect shall be adjusted as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction:

(i)	the numerator of which is the total number of Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(ii)
the denominator of which is the total number of Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Shares issuable in payment of such dividend or distribution;

provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this section to reflect the actual payment of such dividend or distribution. Upon each adjustment of the Exercise Price as provided in this paragraph (b), the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Shares (calculated to the nearest Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

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(c)
If the Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Shares entitled to receive, a dividend or other distribution payable in securities of the Company other than Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Shares receivable thereupon, the amount of other securities of the Company which it would have received had this Warrant been exercised for such number of Shares immediately prior to the date of such event (or record date of such event) and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this section and the Company's Articles of Association as shall be in effect from time to time, with respect to the rights of the Holder.

(d)
In case the Shares issuable upon exercise of this Warrant are changed into the same or different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or consolidation of shares, share dividend or other reorganization, provided for elsewhere in this Section), then in each such event this Warrant shall be exercised into the kind and amount of shares or other securities and property receivable on such recapitalization, reclassification or other change that the Holder would have been entitled to receive thereupon had the Holder been the registered holder of the number of Shares into which this Warrant might have been exercised immediately prior thereto.

4.2.
Whenever an adjustment is effected hereunder, the Company shall, at its expense, promptly compute such adjustment and deliver to the Holder a certificate setting forth the number of Warrant Shares (or any other securities) for which this Warrant is exercisable and the Exercise Price as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment has or will become effective.

4.3.
Except as otherwise provided herein, Sections 4.1(a) to 4.1(d) hereof are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect, but there shall be no duplicate adjustments if two separate subsections provide the same protection.

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4.4.	Notices of Certain Transactions. In case:

(a)
the Company shall take a record of the holders of its Shares (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or

(b)
of the voluntary or involuntary dissolution, liquidation or winding-up of the Company then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend or distribution, or (ii) the effective date on which such voluntary dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or such other shares or securities at the time deliverable upon such voluntary dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

5.	EXERCISE OF THE WARRANT UPON AN EXIT EVENT

Notwithstanding anything to the contrary in this Warrant, if at any time during the Warrant Period, the Company consummates an Exit Event, or at the discretion of the Board of Directors of the Company, in the event that the Company believes that an Exit Event is likely to be consummated during such period, the Company shall provide written notice of such Exit Event (or, if applicable, an anticipated Exit Event) to the Holder (the "Exit Event Notice"). Within fourteen (14) days after Holder’s receipt of the Exit Event Notice, Holder must notify the Company if it intends to exercise this Warrant pursuant to Section 1.3 or 1.4 of this Warrant, in which case such exercise shall be effective contingent upon and immediately prior to the consummation of the Exit Event. Thereafter, so long as the Company consummates such Exit Event within one hundred and eighty (180) days after Holder’s receipt of the Exit Event Notice (to the extent the Exit Event shall not have occurred prior to the Exit Event Notice), Holder shall have no further rights hereunder and this Warrant shall be automatically terminated if not so exercised. If the Company fails to consummate such Exit Event within such time, then this Warrant shall remain in effect subject to the provisions contained herein

For the purposes hereof, an "Exit Event" shall mean the closing of (i) a merger of the Company with or into another corporation, (ii) an acquisition of all or substantially all of the shares of the Company, (iii) the sale or license of all or substantially all of the assets of the Company, in all cases, other than a merger or transaction in which the persons that beneficially owned, directly or indirectly, a majority of the share capital of the Company immediately prior to such merger or transaction, beneficially own, directly or indirectly, a majority of the total shares of capital stock of the surviving or transferee entity. For greater certainty an initial public offering of the securities of the Company shall not be considered an "Exit Event".

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6.	RIGHTS OF THE HOLDER

6.1.	This Warrant shall not entitle the Holder, by virtue hereof, to any voting rights or other rights as a shareholder of the Company, except for the rights expressly set forth herein.

6.2.
The Holder acknowledges that the Warrant Shares shall be subject to such rights, privileges, restrictions and limitations as set forth in this Warrant and the organizational documents of the Company (or any other agreement with respect thereto), as may be amended from time to time, and that, as a result, inter alia, of such limitations, it may be difficult or impossible for the Holder to realize his investment and/or to sell or otherwise transfer the Warrant Shares. The Holder further acknowledges that the Company's shares are not currently publicly traded.

7.	TERMINATION

Notwithstanding anything to the contrary, this Warrant and all the rights conferred hereby shall terminate and expire at the aforementioned time on the Expiry Date.

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8.	MISCELLANEOUS

8.1.
Entire Agreement; Amendment. This Warrant sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Warrant. No modification or amendment of this Warrant will be valid unless executed in writing by the Company and the Holder.

8.2.
Waiver. No failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder and/or under any applicable law or the exercise of such right or power in a manner inconsistent with the provisions of this Warrant or applicable law shall operate as a waiver thereof. Any waiver must be evidenced in writing signed by the party against whom the waiver is sought to be enforced.

8.3.
Successors and Assigns Transfer of this Warrant. Except as otherwise expressly limited herein, this Warrant shall inure to the benefit of, be binding upon, and be enforceable by the Holder and its respective successors, and administrators. This Warrant may be transferred by the Holder to its Permitted Transferees (as such term is defined in the Company's Articles of Association as shall be in effect from time to time) and any other transfer shall be subject to the same restrictions on transfer set forth in the Amended Shareholders' Agreement (as defined in the Credit Line Agreement) as may be amended from time to time, and the Company's Articles of Association as shall be in effect from time to time, mutatis mutandis. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

8.4.	Governing Law. This Warrant shall be exclusively governed and construed in accordance with the laws of the State of Israel, without regard to conflicts of laws provisions thereof.

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8.5.
Arbitration. Any dispute, controversy or claim arising in relation to this Warrant, including with regard to its validity, invalidity, breach, enforcement or termination, will be referred to a single arbitrator, who shall be appointed by the Head of the Israeli Bar Association. Arbitration proceedings shall take place in Tel Aviv, Israel, and shall be conducted in English and according to the rules of substantive law (per Section 8.4 above). The arbitrator will not be bound by rules of evidence or procedure and will give the reasons for his judgment. The arbitrator's decision shall be final and enforceable in any court. This paragraph shall constitute an arbitration agreement between the parties.

8.6.
Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Warrant will be in writing and will be effective and deemed delivered to such party on the earliest of the following: (a) all notices and other communications delivered in person or by courier service shall be deemed to have been delivered as of actual delivery thereof; (b) those given by facsimile transmission shall be deemed delivered on the following business day after transmission, with confirmed transmission thereof; and/or (c) all notices and other communications sent by registered mail (or air mail if the posting is international) shall be deemed given three (3) days after posting.

8.7.
Severability. If any provision of this Warrant is held to be unenforceable, this Warrant shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Warrant shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

8.8.
Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile or electronic signatures of a party shall be binding as evidence of such party's agreement hereto and acceptance hereof.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: _________, 2014	Check-Cap Ltd. Signature: __________________ Name: Guy Neev Title: CEO

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Schedule 1.3

Exercise Notice

Date: ____________

To: Check-Cap Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the "Warrant"), hereby elects to purchase _________ Warrant Shares (as such term is defined in the Warrant) pursuant to Section 1.3 of the Warrant, and herewith makes payment of _____________, representing the full Exercise Price for such shares as provided for in such Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned and/or in the name of its Permitted Transferee(s) (as such term is defined in the Company's Articles of Association), as set forth below.

Names	Address	No. of Shares
________________________	_____________________________	____________________
________________________	_____________________________	____________________

Signature:  ______________________

Address: _________________________

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Schedule 1.4

Net Issuance Notice

Date: ____________

To:         Check-Cap Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the "Warrant"), hereby elects to exercise the Warrant for the purchase of Warrant Shares (as such term is defined in the Warrant), pursuant to the provisions of Section 1.4 of the Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned and/or in the name of its Permitted Transferees(s) (as such term is defined in the Company's Articles of Association), as set forth below.

Names	Address	No. of Shares
________________________	_____________________________	____________________
________________________	_____________________________	____________________

Signature: ______________________

Address: _________________________

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NEITHER THIS WARRANT CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES ACT, AND THIS WARRANT CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND THE RESTRICTIONS, TERMS AND CONDITIONS SET FORTH HEREIN.

CHECK-CAP LTD.

ORDINARY SHARES WARRANT CERTIFICATE

To purchase
________ Ordinary Shares (subject to adjustment) of
Check-Cap Ltd. (the "Company")
at a per share price and subject to the terms detailed below
VOID AFTER 17:00 p.m. Israel Standard Time
on the Expiry Date (as defined below)

THIS IS TO CERTIFY THAT, _________ (the "Holder"), is entitled to purchase from the Company, an aggregate of up to _________(as may be adjusted hereunder) Ordinary Shares ("Shares") of the Company, nominal value NIS 0.01 per share (the "Warrant Shares"), at an aggregate purchase price equal to ____________ multiplied by the price per share at which Shares are sold to the public in the initial public offering of the Company’s securities  (the "IPO" and the "Exercise Price", respectively), subject to the terms and conditions herein.

This Warrant Certificate (this "Warrant") is issued to the Holder in consideration of its commitment to provide the following services to the Company, if and to the extent requested by the Company, for no consideration: (i) business development services, in such scope and substance as shall be agreed between the Company and the Holder; and (ii) a representative designated by the Holder to serve as the chairman of the Board of Directors of the Company. The Company shall have no obligation to actually retain business development services from the Holder and/or to appoint the Holder's representative as the chairman of the Board of Directors of the Company; provided that if the Company elects not to retain such services and/or appoint the Holder's representative as the chairman of the Board of Directors of the Company, the Holder shall still be entitled to exercise this Warrant in its entirety, subject to the terms and the conditions of this Warrant, including the vesting of the Warrant as set forth in this Warrant.

1.	EXERCISE OF WARRANT

1.1.
Warrant Period. This Warrant, may be exercised, subject to the terms and conditions hereof, in whole or in part, at one time or from time to time, subject to and following the vesting of the Warrant as set forth in Section 1.2 below, until the earlier of: (i) October 14, 2022 (the "Last Date"); and (ii) the closing of an Exit Event (as defined in Section 5 below); provided that such Exit Event is consummated within 180 days from the Exit Event Notice (each of (i) or (ii), the "Expiry Date").

1.2.
Vesting Schedule. This Warrant shall vest and become exercisable only upon the consummation of the IPO and provided that the IPO is consummated on or prior to the Expiry Date. For the avoidance of doubt, if the IPO is not consummated on or prior to the Expiry Date, the Warrant shall not be exercisable and shall expire.

1.3.
Exercise for Cash. Subject to the vesting schedule set forth above, this Warrant may be exercised by presentation and surrender thereof to the Company at its principal office or at such other office or agency as it may designate from time to time, accompanied by:

(a)	A duly executed notice of exercise, in the form attached hereto as Schedule 1.3 (the "Exercise Notice"); and

(b)
Payment to the Company, for the account of the Company, of the Exercise Price for the number of Warrant Shares purchased payable in immediately available funds by wire transfer to the Company's bank account. The Exercise Price will be paid in United States Dollars or the equivalent sum in NIS according to the Bank of Israel exchange rate as published upon the date immediately prior to the exercise date.

1.4.
Exercise on Net Issuance Basis. In lieu of payment to the Company as set forth in Section 1.3 above and subject to the vesting schedule set forth above, the Holder may elect to exercise this Warrant into the number of Warrant Shares calculated pursuant to the formula below, by presentation and surrender thereof to the Company at its principal office or at such other office or agency it may designate from time to time, accompanied by a duly executed notice of exercise, in the form attached hereto as Schedule 1.4 (the "Net Issuance Notice"):

Y*(A - B) X = ----------------- A Where:

X =	the number of Warrant Shares to be issued to the Holder;

Y =	the number of Warrant Shares in respect of which the net issuance election is being made;

A =	the Fair Market Value (as defined below) of one Warrant Share; and

B =	the Exercise Price of one Warrant Share.

For purposes of this Section 1.4, the "Fair Market Value" of one Warrant Share as of a particular date (the "Determination Date") shall be:

(a)	If the net issuance right is exercised in connection with and contingent upon an Exit Event, the price per Share in such Exit Event.

(b)	If the net issuance right is not exercised in connection with and contingent upon an Exit Event, then as follows:

(i)
If the Shares are traded on a securities exchange, the Fair Market Value shall be deemed to be the average of the closing prices of the Shares on such exchange over the fifteen (15) trading days immediately prior to (but not including) the Determination Date;

(ii)
If the Shares are quoted for trading on an over-the-counter system, the Fair Market Value shall be deemed to be the average of the closing bid prices of the Shares over the fifteen (15) trading days immediately prior to (but not including) the Determination Date; and

(iii)	If there is no public market for the Shares, the Fair Market Value of the shares shall be determined in good faith by the Board of Directors of the Company.

1.5.
In the event that, upon the Last Date, the Fair Market Value of one Warrant Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.4 above is greater than the Exercise Price in effect on such date, then, unless otherwise directed in writing by the Holder, this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.4 above with respect to all Warrant Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly deliver a certificate representing such number of Warrant Shares (or such other securities) issued upon such exercise to Holder.

1.6.
Issuance of Warrant Shares. Upon presentation and surrender of this Warrant, accompanied by (a) the duly executed Exercise Notice and the payment of the applicable Exercise Price for the Warrant Shares being purchased pursuant to Section 1.3 above; or (b) the duly executed Net Issuance Notice pursuant to Section 1.4 above, as the case may be, the Company shall promptly (i) issue to the Holder the Warrant Shares to which the Holder is entitled; and (ii) deliver to the Holder the share certificate evidencing such Warrant Shares.

Upon receipt by the Company of this Warrant and the applicable duly executed notice of exercise (and the Exercise Price for the Warrant Shares being purchased, if applicable), together with any other documents and/or approvals that may be required by law, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

1.7.	Fractional Shares. No fractions of shares shall be issued in connection with the exercise of this Warrant, and the number of shares issued shall be rounded up to the nearest whole number.

1.8.
Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder.

1.9.	Additional Documents. The Holder will sign and deliver any and all documents or approvals required by law, to facilitate the issuance of the Warrant Shares upon exercise of this Warrant.

1.10.
Loss or Destruction of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonable reimbursement of expenses and satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2.	TAXES

2.1.
The Holder acknowledges that the grant of the Warrant, the issuance of the Warrant Shares and the execution and/or performance of this Warrant may have tax consequences to the Holder and that the Company is not able to ensure or represent to the Holder the nature and extent of such tax consequences.

2.2.
The Company shall pay all of the applicable taxes and other charges payable by the Company in connection with the issuance of the Warrant Shares and the preparation and delivery of share certificates in the name of the Holder (such as transfer taxes in respect of the issuance or delivery of Warrant Shares upon exercise of this Warrant), if any, but shall not pay any taxes payable by the Holder by virtue of the holding, issuance, exercise or sale of this Warrant or the Warrant Shares by the Holder.

3.	RESERVATION OF SHARES; PRESERVATION OF RIGHTS OF HOLDER

3.1.
Reservation of Shares. The Company hereby agrees that, at all times prior to the expiration or exercise of this Warrant, it will maintain and reserve, free from pre-emptive or similar rights, such number of authorized but unissued shares so that this Warrant may be exercised without additional authorization of shares.

3.2.
Preservation of Rights. The Company will not, by amendment of its organizational documents or through reorganization, recapitalization, consolidation, merger, dissolution, transfer of assets, issue or sale of securities or any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations, conditions or terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to fulfill the provisions hereof.

4.	ADJUSTMENT

4.1.	The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time or upon exercise, as follows:

(a)
If the Company at any time or from time to time after the date hereof effects a subdivision of the outstanding Shares or consolidates the outstanding Shares, then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price immediately prior to such event by a fraction:

(i)	the numerator of which shall be the total number of outstanding Shares immediately prior to such event; and

(ii)	the denominator of which shall be the total number of outstanding Shares immediately after such event.

Upon each adjustment of the Exercise Price as provided in this paragraph (a), the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Shares (calculated to the nearest Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

(b)
If the Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Shares entitled to receive a dividend or other distribution payable in additional Shares, then in each such event the Exercise Price that is then in effect shall be adjusted as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction:

(i)	the numerator of which is the total number of Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(ii)
the denominator of which is the total number of Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Shares issuable in payment of such dividend or distribution;

provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this section to reflect the actual payment of such dividend or distribution. Upon each adjustment of the Exercise Price as provided in this paragraph (b), the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Shares (calculated to the nearest Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

(c)
If the Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Shares entitled to receive, a dividend or other distribution payable in securities of the Company other than Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Shares receivable thereupon, the amount of other securities of the Company which it would have received had this Warrant been exercised for such number of Shares immediately prior to the date of such event (or record date of such event) and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this section and the Company's Articles of Association as shall be in effect from time to time, with respect to the rights of the Holder.

(d)
In case the Shares issuable upon exercise of this Warrant are changed into the same or different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or consolidation of shares, share dividend or other reorganization, provided for elsewhere in this Section), then in each such event this Warrant shall be exercised into the kind and amount of shares or other securities and property receivable on such recapitalization, reclassification or other change that the Holder would have been entitled to receive thereupon had the Holder been the registered holder of the number of Shares into which this Warrant might have been exercised immediately prior thereto.

4.2.
Whenever an adjustment is effected hereunder, the Company shall, at its expense, promptly compute such adjustment and deliver to the Holder a certificate setting forth the number of Warrant Shares (or any other securities) for which this Warrant is exercisable and the Exercise Price as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment has or will become effective.

4.3.
Except as otherwise provided herein, Sections 4.1(a) to 4.1(d) hereof are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect, but there shall be no duplicate adjustments if two separate subsections provide the same protection.

4.4.	Notices of Certain Transactions. In case:

(a)
the Company shall take a record of the holders of its Shares (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or

(b)
of the voluntary or involuntary dissolution, liquidation or winding-up of the Company then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend or distribution, or (ii) the effective date on which such voluntary dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or such other shares or securities at the time deliverable upon such voluntary dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

5.	EXERCISE OF THE WARRANT UPON AN EXIT EVENT

Notwithstanding anything to the contrary in this Warrant, if at any time commencing as of the consummation of the IPO and ending on the Last Date, the Company consummates an Exit Event, or at the discretion of the Board of Directors of the Company, in the event that the Company believes that an Exit Event is likely to be consummated during such period, the Company shall provide written notice of such Exit Event (or, if applicable, an anticipated Exit Event) to the Holder (the "Exit Event Notice"). Within fourteen (14) days after Holder’s receipt of the Exit Event Notice, Holder must notify the Company if it intends to exercise this Warrant pursuant to Section 1.3 or 1.4 of this Warrant, in which case such exercise shall be effective contingent upon and immediately prior to the consummation of the Exit Event. Thereafter, so long as the Company consummates such Exit Event within one hundred and eighty (180) days after Holder’s receipt of the Exit Event Notice (to the extent the Exit Event shall not have occurred prior to the Exit Event Notice), Holder shall have no further rights hereunder and this Warrant shall be automatically terminated if not so exercised. If the Company fails to consummate such Exit Event within such time, then this Warrant shall remain in effect subject to the provisions contained herein.

For the purposes hereof, an "Exit Event" shall mean the closing of (i) a merger of the Company with or into another corporation, (ii) an acquisition of all or substantially all of the shares of the Company, (iii) the sale or license of all or substantially all of the assets of the Company, in all cases, other than a merger or transaction in which the persons that beneficially owned, directly or indirectly, a majority of the share capital of the Company immediately prior to such merger or transaction, beneficially own, directly or indirectly, a majority of the total shares of capital stock of the surviving or transferee entity. For greater certainty the IPO shall not be considered an "Exit Event."

6.	RIGHTS OF THE HOLDER

6.1.	This Warrant shall not entitle the Holder, by virtue hereof, to any voting rights or other rights as a shareholder of the Company, except for the rights expressly set forth herein.

6.2.
The Holder acknowledges that the Warrant Shares shall be subject to such rights, privileges, restrictions and limitations as set forth in this Warrant and the organizational documents of the Company (or any other agreement with respect thereto), as may be amended from time to time, and that, as a result, inter alia, of such limitations, it may be difficult or impossible for the Holder to realize his investment and/or to sell or otherwise transfer the Warrant Shares. The Holder further acknowledges that the Company's shares are currently not publicly traded.

7.	TERMINATION

Notwithstanding anything to the contrary, this Warrant and all the rights conferred hereby shall terminate and expire at the aforementioned time on the Expiry Date.

8.	MISCELLANEOUS

8.1.
Entire Agreement; Amendment. This Warrant sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Warrant. No modification or amendment of this Warrant will be valid unless executed in writing by the Company and the Holder.

8.2.
Waiver. No failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder and/or under any applicable law or the exercise of such right or power in a manner inconsistent with the provisions of this Warrant or applicable law shall operate as a waiver thereof. Any waiver must be evidenced in writing signed by the party against whom the waiver is sought to be enforced.

8.3.
Successors and Assigns Transfer of this Warrant. Except as otherwise expressly limited herein, this Warrant shall inure to the benefit of, be binding upon, and be enforceable by the Holder and its respective successors, and administrators. This Warrant may be transferred by the Holder to its Permitted Transferees (as such term is defined in the Company's Articles of Association as shall be in effect from time to time) and any other transfer shall be subject to the same restrictions on transfer set forth in the Amended and Restated Shareholders' Agreement as may be amended from time to time, and the Company's Articles of Association as shall be in effect from time to time, mutatis mutandis. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

8.4.	Governing Law. This Warrant shall be exclusively governed and construed in accordance with the laws of the State of Israel, without regard to conflicts of laws provisions thereof.

8.5.
Arbitration. Any dispute, controversy or claim arising in relation to this Warrant, including with regard to its validity, invalidity, breach, enforcement or termination, will be referred to a single arbitrator, who shall be appointed by the Head of the Israeli Bar Association. Arbitration proceedings shall take place in Tel Aviv, Israel, and shall be conducted in English and according to the rules of substantive law (per Section 8.4 above). The arbitrator will not be bound by rules of evidence or procedure and will give the reasons for his judgment. The arbitrator's decision shall be final and enforceable in any court. This paragraph shall constitute an arbitration agreement between the parties.

8.6.
Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Warrant will be in writing and will be effective and deemed delivered to such party on the earliest of the following: (a) all notices and other communications delivered in person or by courier service shall be deemed to have been delivered as of actual delivery thereof; (b) those given by facsimile transmission shall be deemed delivered on the following business day after transmission, with confirmed transmission thereof; and/or (c) all notices and other communications sent by registered mail (or air mail if the posting is international) shall be deemed given three (3) days after posting.

8.7.
Severability. If any provision of this Warrant is held to be unenforceable, this Warrant shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Warrant shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

8.8.
Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile or electronic signatures of a party shall be binding as evidence of such party's agreement hereto and acceptance hereof.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: _________, 2014	Check-Cap Ltd. Signature: __________________ Name: Guy Neev Title: CEO

Schedule 1.3

Exercise Notice

Date: ____________

To: Check-Cap Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the "Warrant"), hereby elects to purchase _________ Warrant Shares (as such term is defined in the Warrant) pursuant to Section 1.3 of the Warrant, and herewith makes payment of _____________, representing the full Exercise Price for such shares as provided for in such Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned and/or in the name of its Permitted Transferee(s) (as such term is defined in the Company's Articles of Association), as set forth below.

Names	Address	No. of Shares
________________________	_____________________________	____________________
________________________	_____________________________	____________________

Signature:  ______________________

Address: _________________________

Schedule 1.4

Net Issuance Notice

Date: ____________

To:         Check-Cap Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the "Warrant"), hereby elects to exercise the Warrant for the purchase of Warrant Shares (as such term is defined in the Warrant), pursuant to the provisions of Section 1.4 of the Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned and/or in the name of its Permitted Transferees(s) (as such term is defined in the Company's Articles of Association), as set forth below.

Names	Address	No. of Shares
________________________	_____________________________	____________________
________________________	_____________________________	____________________

Signature: ______________________

Address: _________________________